UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2007
COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
(Address of principal executive offices) (zip code)
(214) 969-6476
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 13, 2007, the Board of Directors of Comerica Incorporated approved an amendment to Comerica’s bylaws.
The Board of Directors amended Article V, Section 1 of the bylaws to permit the Chief Executive Officer to appoint officers at and below the level of Executive Vice President (BE3), a newly created, first level Executive Vice President officer position. Previously, the bylaws permitted the Chief Executive Officer to appoint officers of the level of Senior Vice President and below. The amended bylaws are effective as of November 13, 2007 and are attached hereto as Exhibit 3.1.
ITEM 9.01 Financial Statements and Exhibits
(c) Exhibits
3.1	Amended and Restated Bylaws of Comerica Incorporated, effective as of November 13, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:	/s/ Jon W. Bilstrom

Name:	Jon W. Bilstrom
Title:	Executive Vice President-Governance,
Regulatory Relations and Legal Affairs,
and Secretary
Date: November 13, 2007

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Comerica Incorporated, effective as of November 13, 2007